BRIDGEWAY FUNDS, INC.

Small-Cap Momentum Fund

Supplement dated April 6, 2018
to the Prospectus dated October 31, 2017 and
Statement of Additional Information dated October 31, 2017 as Amended April 6, 2018

On February 8, 2018, the Board of Directors (the "Board") of Bridgeway Funds, Inc. considered and approved a proposal to liquidate and dissolve the Small-Cap Momentum Fund (the "Fund"). The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation and Dissolution (the "Plan") on or about May 14, 2018 (the "Liquidation Date"). In anticipation of the Fund's liquidation, the Fund is permitted to depart from its stated investment objective and strategies and intends to begin to sell its assets in exchange for cash or cash equivalents.

Effective immediately, new account requests, exchanges into the Fund and purchase orders for Fund shares will no longer be permitted (other than those purchase orders received through dividend reinvestment or purchase orders from qualified retirement plans who are existing shareholders).

The costs of the liquidation (except brokerage costs and tax consequences of shareholders), including the mailing of this notification to shareholders, will be borne by Bridgeway Capital Management, Inc. (the "Adviser"). Between now and the Liquidation Date, existing Fund shareholders may continue to reinvest dividends and distributions, redeem shares, or exchange shares into other Bridgeway Funds.  The Adviser also has undertaken that it and its affiliates, who are significant shareholders in the Fund, will not redeem their investments in the Fund and will hold their shares until the Liquidation Date.

Any shareholder who has not redeemed or exchanged shares into another Bridgeway Fund by the regular close of business on the business day before the Liquidation Date will receive a liquidating distribution as of the Liquidation Date.  On the Liquidation Date, the Fund will distribute pro rata to its remaining shareholders all of its assets in cash, and all outstanding shares will be redeemed and canceled.

The liquidation (or a redemption or exchange) will constitute a taxable event, except to the extent the Fund's shares are held in a tax-advantaged product, plan or account. Therefore, you may be subject to federal, state or local taxes.  You should consult your tax advisor for information regarding all tax consequences applicable to your investments in the Fund.

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